Exhibit 10.8

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$907,141A		4/9/2027				510
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “*” has been omitted due to text length limitations.

Borrower:	Planet Beach Franchising Corporation (TIN: 72-1343492) 5161 Taravella Road Marrero, LA 70072	Lender:	Capital One, National Association Attn: Loan Administration Dept. 313 Carondelet Street New Orleans, LA 70130

Principal Amount: $907,141.49	Interest Rate: 6.540%	Date of Note: March 9, 2007

PROMISE TO PAY. Planet Beach Franchising Corporation (“Borrower”) promises to pay to the order of Capital One, National Association (“Lender”), in lawful money of the United States of America the sum of Nine Hundred Seven Thousand One Hundred Forty-one & 49/100 Dollars (U.S. $907,141.49), together with simple interest at the rate of 6.540% per annum assessed on the unpaid principal balance of this Note as outstanding from time to time, commencing on March 9, 2007 and continuing until this Note is paid in full.
PAYMENT. Borrower will pay this loan in full immediately upon Lender’s demand. If no demand is made, Borrower will pay this loan in 240 payments of $6,837.49 each payment. Borrower’s first payment is due April 9, 2007, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment due on March 9, 2027, may be greater if Borrower does not make payments as scheduled. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.
PREPAYMENT PENALTY. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: 3% of the unpaid principal balance if prepaid in full during the first year of the term; 2% of the unpaid principal balance if prepaid In full during the second year of the term; 1% of the unpaid principal balance if prepaid in full during the third year of the term. No penalty shall be due if prepaid after the third year of the term. The prepayment penalty shall apply only to prepayments resulting from a refinancing of the Note. Other than Borrower’s obligation to pay any prepayment penalty, Borrower may prepay this Note in full at any time by paying the then unpaid principal balance of this Note, plus accrued simple interest and any unpaid late charges through date of prepayment. If Borrower prepays this Note in full, or if Lender accelerates payment, Borrower understands that, unless otherwise required by law, any prepaid fees or charges will not be subject to rebate and will be earned by Lender at the time this Note is signed. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Capital One, National Association, P.O. Box 152407 Irving, TX 75015-2407.
LATE CHARGE. If Borrower fails to pay any payment under this Note in full within 10 days of when due, Borrower agrees to pay Lender a late payment fee in an amount equal to 10.000% of the delinquent interest due or $29.00, whichever is greater. Late charges will not be assessed following declaration of default and acceleration of the maturity of this Note.
INTEREST AFTER DEFAULT. If Lender declares this Note to be in default, Lender has the right prospectively to adjust and fix the simple interest rate under this Note until this Note is paid in full, as follows: (A) If the original principal amount of this Note is $250,000 or less, the fixed default interest rate shall be equal to eighteen (18%) percent per annum, or three (3%) percent per annum in excess of the interest rate under this Note, whichever is greater. (B) If the original principal amount of this Note is more than $250,000, the fixed default interest rate shall be equal to twenty-one (21%) percent per annum, or three (3%) percent per annum in excess of the interest rate under this Note at the time of default, whichever is greater.
DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Default Under Security Agreements. Should Borrower or any guarantor violate, or fail to comply fully with any of the terms and conditions of, or default under any security right, instrument, document, or agreement directly or indirectly securing repayment of this Note.
Other Defaults in Favor of Lender. Should Borrower or any guarantor of this Note default under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.
Default in Favor of Third Parties. Should Borrower or any guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may affect any property or other collateral directly or indirectly securing repayment of this Note.
Insolvency. Should the suspension, failure or insolvency, however evidenced, of Borrower or any Guarantor of this Note occur or exist.
Death or Interdiction. Should any guarantor of this Note die or be interdicted.
Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against Borrower or any guarantor.
Assignment for Benefit of Creditors. Should Borrower or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.
Receivership. Should a receiver of all or any part of Borrower’s property, or the property of any guarantor, be applied for or appointed.
Dissolution Proceedings. Proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor are commenced.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Material Adverse Change. Should any material adverse change occur in the financial condition of Borrower or any guarantor of this Note or should any material discrepancy exist between the financial statements submitted by Borrower or any guarantor and the actual financial condition of Borrower or such guarantor.
Insecurity. Lender in good faith believes itself insecure with regard to repayment of this Note.
LENDER’S RIGHTS UPON DEFAULT. Should any one or more default events occur or exist under this Note as provided above, Lender shall have the right, at Lender’s sole option, to declare formally this Note to be in default and to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued interest, together with reasonable attorneys’ fees, costs, expenses and other fees and charges as provided herein. Lender shall have the further right, again at Lender’s sole option, to declare formal default and to accelerate the maturity and to insist upon immediate payment in full of each and every other loan, extension of credit, debt, liability and/or obligation of every nature and kind that Borrower may then owe to Lender, whether direct or indirect or by way of assignment, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, secured or unsecured, whether Borrower is obligated alone or with others on a “solidary” or “joint and several” basis, as a principal obligor or otherwise, all without further notice or demand, unless Lender shall otherwise elect.
ATTORNEYS’ FEES; EXPENSES. If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender’s reasonable attorneys’ fees in an amount not exceeding 25.000% of the principal balance due on the loan.
WAIVE JURY. BORROWER AND LENDER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR

PROMISSORY NOTE
(Continued)	Page 2
COUNTERCLAIM BROUGHT BY EITHER BORROWER OR LENDER AGAINST THE OTHER.
GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Louisiana.
NSF CHARGE. In the event that Borrower makes any payment under this Note by check or electronic payment and Borrower’s check or electronic payment is returned to Lender unpaid due to non-sufficient funds in Borrower’s deposit account or otherwise, Borrower agrees to pay Lender an NSF charge in an amount of $29.00.
DEPOSIT ACCOUNTS. As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower may now and in the future owe to Lender or incur in Lender’s favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of this Note and any and all other present and future indebtedness and obligations that Borrower may then owe to Lender, in principal, interest, fees, costs, expenses, and reasonable attorneys’ fees.
FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.
APPRAISAL COVENANT. Lender shall have the right to re-appraise the collateral securing the Note at any time during the term of this Note, provided however, Lender shall not exercise this right more often than every third year from the date of the most recent appraisal. All Appraisals shall be performed by appraisers acceptable to Lender in its sole discretion, and the costs thereof shall be secured by the collateral. Borrower shall immediately upon demand reimburse Lender for the costs of all appraisals. Failure to reimburse Lender upon demand, or to give any designated appraiser access to the collateral for the purposes of appraising the collateral, shall constitute a default hereunder and shall entitle Lender to exercise all remedies provided for default under this Note.
CONVERSION TO VARIABLE RATE AND PAYMENT ADJUSTMENT. Notwithstanding the interest rate provisions set forth above, Borrower acknowledges that on the three year anniversary of this Note (“the Conversion Date”), the interest rate will convert to a variable interest rate. On and after the Conversion Date, the interest rate will be subject to change from time to time based on changes in an independent index which is the United States Dollars Swap Rate with adjustment periods of one, three or five years as quoted in the Federal Reserve Statistical Release H.15 or such other source as is acceptable to Lender (the “Index”), plus a margin of 1.46%. The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each year, three years, or five years, corresponding with the adjustment period then in effect. Thirty days prior to the Conversion Date, and thirty days prior to any rate change thereafter, Borrower may elect an adjustment period by so notifying Lender in writing. Otherwise, the adjustment period will remain the same or will be at Lender’s option. All rate changes will be based on the Index in effect on the second to last business day of the month prior to the month in which the change occurs. Notwithstanding the repayment terms set forth above, whenever rate change occurs, Lender shall have the right to adjust the Borrower’s monthly payments upwards or downwards to ensure Borrower’s loan will pay off according to the original amortization schedule.
ADDITIONAL INFORMATION. Borrower acknowledges that Lender is subject to federal and state regulations requiring Lender to obtain, verify, and record information that identifies Lender’s customers, including all loan parties. Borrower agrees to provide Lender with any information Lender reasonably deems necessary to comply with all such regulations. Should Borrower fail to do so, it shall constitute a default hereunder, entitling Lender to exercise all remedies for default provided hereunder.
FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information as such frequencies and in such detail as Lender may reasonably request.
FINANCIAL STATEMENT. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.
ANNUAL FINANCIAL STATEMENTS. Borrower covenants and agrees with Lender that Borrower will, on an annual basis, furnish Lender with Borrower’s fiscal year end financial statement and tax returns, prepared and certified as correct to the best knowledge and belief of Borrower, in form and substance acceptable to Lender. Failure to comply with this provision shall constitute a default hereunder and shall entitle Lender to exercise all remedies provided hereunder.
WAIVERS. Borrower and each guarantor of this Note hereby waive demand, presentment for payment, protest, notice of protest and notice of nonpayment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on a “solidary” or “joint and several” basis. Borrower and each guarantor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby, or the release of any collateral directly or indirectly securing repayment hereof, shall not have the effect of releasing any other party or parties, who shall remain liable to Lender, or of releasing any other collateral that is not expressly released by Lender. Borrower and each guarantor additionally agree that Lender’s acceptance of payment other than in accordance with the terms of this Note, or Lender’s subsequent agreement to extend or modify such repayment terms, or Lender’s failure or delay in exercising any rights or remedies granted to Lender, shall likewise not have the effect of releasing Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or indirectly secures repayment hereof. In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender’s rights and remedies. Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being Borrower’s intent and agreement that Lender’s rights and remedies shall be cumulative in nature. Borrower and each guarantor further agree that, should any default event occur or exist under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender’s specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default. Borrower and each guarantor of this Note further agree that any late charges provided for under this Note will not be charges for deferral of time for payment and will not and are not intended to compensate Lender’s for a grace or cure period, and no such deferral, grace or cure period has or will be granted to Borrower in return for the imposition of any late charge. Borrower recognizes that Borrower’s failure to make timely payment of amounts due under this Note will result in damages to Lender, including but not limited to Lender’s loss of the use of amounts due, and Borrower agrees that any late charges imposed by Lender hereunder will represent reasonable compensation to Lender for such damages. Failure to pay in full any installment or payment timely when due under this Note, whether or not a late charge is assessed, will remain and shall constitute an Event of Default hereunder.
SUCCESSORS AND ASSIGNS LIABLE. Borrower’s and each guarantor’s obligations and agreements under this Note shall be binding upon Borrower’s and each Guarantor’s respective successors. heirs, legatees. devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender’s successors and assigns, as well as to any subsequent holder or holders of this Note.
CAPTION HEADINGS. Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note.
SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of this Note shall be interpreted as if the deleted provision never existed.
SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s successors, heirs, legatees, devisees, administrators, executors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Capital One, National Association, Loan Services, P.O. Box 152406 Irving, TX 75015-2406.
APPLICABLE LENDING LAW. To the extent not preempted by federal law, this business or commercial loan is being made under the terms and provisions of La. R.S. 9:3509, et seq.

PROMISSORY NOTE
(Continued)	Page 3

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE.
BORROWER:
PLANET BEACH FRANCHISING CORPORATION

By:	/s/ Stephen Paul Smith

Stephen Paul Smith, President of Planet Beach Franchising Corporation
LASER PRO Lending, Ver. 5.33.00.104 Cop., Harland Financial Solutions, Inc. 1997, 2007. All Rights Reserved. — LA c, CFALPL 020.FC TR-340446 PR-12R

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
140.9420		4/9/2027
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “*” has been omitted due to text length limitations.

Corporation:	Planet Beach Franchising Corporation	Lender:	Capital One, National Association
	(TIN: 72-1343492)		Attn: Loan Administration Dept.
	5161 Taravella Road		313 Carondelet Street
	Marrero, LA 70072		New Orleans, LA 70130

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:
THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is Planet Beach Franchising Corporation (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Louisiana. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 5161 Taravella Road, Marrero, LA 70072. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of The Corporation’s state of organization or any change in The Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and The Corporation’s business activities.
RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on March 9, 2007, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.
     OFFICER. The following named person is an officer of Planet Beach Franchising Corporation:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES

Stephen Paul Smith	President	Y	X	/s/ Stephen Paul Smith
ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:
Loan. To negotiate and obtain a loan from Lender in the amount of Nine Hundred Seven Thousand One Hundred Forty-one & 49/100 Dollars (U.S. $907,141.49) under such terms and conditions as said officer may agree to in his or her sole discretion, for such sum or sums of money as in he or she judgment should be borrowed.
Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.
Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation’s real (immovable) property and all of the Corporation’s personal (movable) property and rights, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured.
Execute Security Documents. To execute and deliver to Lender the forms of mortgage, collateral mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given, and which may contain provisions for foreclosure under Louisiana executory process procedures, confessions of judgment, waiver of appraisal and other rights, all of which remedies upon default are specifically agreed to by the Corporation; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.
Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.
Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.
ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to ail assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.
NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.
CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.
NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.
CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.
IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.
I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL
(Continued)	Page 2
made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collater is dated March 9, 2007.

CERTIFIED TO AND ATTESTED BY:

/s/ Richard L. Juka SECRETARY OR AUTHORIZED SIGNER
NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.
LASER PRO Lending. Ver. 5.33.00.104 Cop, Harland Financial Solutions. Inc. 1997. 2007. All Rights Reserved. — LA c: \ CFI\LPL \C10.FC TR-340446 PR-129

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$907141 49		4/9/2027
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “**” has been omitted due to text length limitations.

Borrower:	Planet Beach Franchising Corporation	Lender:	Capital One, National Association
	(TIN: 72-1343492)		Attn: Loan Administration Dept.
	5161 Taravella Road		313 Carondelet Street
	Marrero, LA 70072		New Orleans, LA 70130

LOAN TYPE. This is a Fixed Rate (6.540%) Nondisclosable Loan to a Corporation for $907,141.49 due on March 9, 2027. This is a secured renewal loan.
PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
☐	Personal, Family, or Household Purposes or Personal Investment.

☑	Business (Including Real Estate Investment).
SPECIFIC PURPOSE. The specific purpose of this loan is: To term out Commercial Construction Line of Credit #110010633065.
FLOOD INSURANCE. The property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance protecting property not located in an area having special flood hazards is required by law for this loan at this time.
DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $907,141.49 as follows:

Amount paid on Borrower’s account:	$907,141.49
$907,141.49 Payment on Loan # 110010633065 PAYOFF AND CLOSE

Note Principal:	$907,141.49
CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash:	$10,686.29
$10,666.29 Interest due on #110010633065
$20.00 Flood Determination Fee

Total Charges Paid in Cash:	$10,686.29
FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 9, 2007.

BORROWER:

PLANET B H FRANCHISING CORPORATION

By	/s/ Stephen Paul Smith Stephen Paul Smith, President of Planet Beach Franchising Corporation
LASER PRO Landing. Ver. 5.33.00.104 Copt. Harland Financial Solutions, Inc. 1997, 2007. All 3191Rs Reserved. — IA c:\CFI\LPL\120.FC LPL1120.FC TR340446 PR-12B

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
4/9/2027	4/9/2027	4/9/2027				510
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item,
Any item above containing “*” has been omitted due to text length limitations.

Grantor:	Planet Beach Franchising Corporation	Lender:	Capital One, National Association
	(TIN: 72-1343492)		Attn: Loan Administration Dept.
	5161 Taravella Road		313 Carondelet Street
	Marrero, LA 70072		New Orleans, LA 70130

INSURANCE REQUIREMENTS. Grantor, Planet Beach Franchising Corporation (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):
Collateral:	5145 Taravella Road, Marrero, LA 70072. Type: Fire and extended coverage. Amount: Full Insurable Value. Basis: Replacement value.

Endorsements: Standard mortgagee’s clause naming Lender as non-contributory lender loss-payee and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer’s liability for failure to give such notice.

Latest Delivery Date: By the loan closing date.

Collateral:	5161 Taravella Road, Marrero, LA 70072. Type: Fire and extended coverage. Amount: Full Insurable Value. Basis: Replacement value.

Endorsements: Standard mortgagee’s clause naming Lender as non-contributory lender loss-payee and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer’s liability for failure to give such notice.

Latest Delivery Date: By the loan closing date.
INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.
     FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:
Real Estate at 5145 Taravella Road, Marrero, LA 70072.
The Collateral securing this loan is not currently located in an area identified as having special flood hazards. Therefore, no special flood hazard insurance is necessary at this time. Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.
Real Estate at 5161 Taravella Road, Marrero, LA 70072.
The Collateral securing this loan is not currently located in an area identified as having special flood hazards. Therefore, no special flood hazard insurance is necessary at this time. Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.
INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:
Capital One, National Association
Attn: Insurance Dept.
P.O. Box 152404
Irving, TX 75015-2404
FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence that Grantor has purchased the insurance required under Grantor’s Mortgage or other security agreement, naming Lender as non-contributory loss payee beneficiary, which insurance coverage must have an effective date of the loan closing date, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.
CONFLICTING PROVISIONS. To the extent any provisions of this Agreement conflict with provisions of Grantor’s Acknowledgment of Multiple Indebtedness Mortgages, the specific provisions of Grantor’s Acknowledgment of Multiple Indebtedness Mortgages will prevail.
AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.
GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 9, 2007.
GRANTOR:
/s/ Stephen Paul Smith
     PLANET BEACH FRANCHISING CORPORATION

ACKNOWLEDGMENT OF EXISTING MULTIPLE INDEBTEDNESS MORTGAGE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$907,141A		4/9/2027				510
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “ *” has been omitted due to text length limitations.

Grantor:	Planet Beach Franchising Corporation	Lender:	Capital One, National Association
	(TIN: 72-1343492)		Attn: Loan Administration Dept.
	5161 Taravella Road		313 Carondelet Street
	Marrero, LA 70072		New Orleans, LA 70130

ACKNOWLEDGMENT OF EXISTING MULTIPLE INDEBTEDNESS MORTGAGE
TERMS AND CONDITIONS:
MULTIPLE INDEBTEDNESS MORTGAGE. Design to secure the prompt and punctual payment and satisfaction of present and future Indebtedness may be outstanding from time to time, one or more times, as provided herein, Grantor previously executed the following described Mortgage in favor of Lender:
     A Multiple Indebtedness Mortgage dated December 3, 2001 in favor of Lender.
CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor reaffirms that Grantor’s Mortgage was intended to and shall secure any and all of Grantor’s present and future Indebtedness in favor of Lender, as may be outstanding from time to time, one or more times, including Grantor’s loan and promissory note described therein, with the continuing preferences and priorities provided under Louisiana law.
TRANSFER OF INDEBTEDNESS. Grantor hereby recognizes and agrees that Lender may assign all or any portion of the Indebtedness to one or more third party creditors. Such transfers may include, but are not limited to, sales of participation interests in the Indebtedness. Grantor specifically agrees and consents to all such transfers and further waives any notice of any such transfers as may be provided for under applicable law.
EXECUTION OF ADDITIONAL DOCUMENTS. Grantor agrees to execute all additional documents that Lender may deem necessary and proper, within its sole discretion, to better reflect the true intent of this Acknowledgment.
WAIVERS. Grantor hereby waives presentment for payment, protest and notice of protest and of nonpayment, and all pleas of division and discussion with regard to the Indebtedness. Grantor agrees that Grantor shall remain liable together with any and all guarantors, endorsers and sureties of the Indebtedness on a “joint and several” or “solidary” basis. Grantor further agrees that discharge or release of any party, or extension of time for payment, or any delay in enforcing any rights granted to Lender, will not cause Lender to lose any of its rights under this Acknowledgment or under the Indebtedness. Grantor is also waiving any defenses that may arise because of any action or inaction on Lender’s part, including without limitation, any failure or delay of Lender to exercise or enforce any of its rights related to Grantor’s Mortgage. Grantor additionally agrees that any waiver or forbearance on Lender’s part shall be binding upon Lender only if agreed to in writing.
Grantor additionally agrees that Lender’s acceptance of payments other than in accordance with the terms of any agreement or agreements governing repayment of the Indebtedness, or Lender’s subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or of releasing the Indebtedness, and/or any other party or parties guaranteeing payment of the Indebtedness from their respective obligations to Lender, and/or of releasing any other collateral directly or indirectly securing repayment of the Indebtedness. In addition, no course of dealing between Grantor and Lender, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted under the aforesaid provisions, or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender’s rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender’s other rights and remedies, it being Grantor’s intent and agreement that Lender’s rights and remedies shall be cumulative in nature. Grantor further agrees that, upon the occurrence of any Event of Default under the aforesaid provisions, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other default.
DEFINITION OF INDEBTEDNESS EXPANDED. The word “Indebtedness” shall also mean and include individually, collectively, interchangeably and without limitation, any and all present and future loans, extensions of credit, liabilities and/or obligations of every nature and kind whatsoever that Borrower, and/or Grantor if Borrower and Grantor are not the same party, may now and in the future owe to or incur in favor of Lender and its successors or assigns, including without limitation, indebtedness under any Note described herein, whether such loans, extensions of credit liabilities and/or obligation are direct or indirect, or by way of assignment, and whether related or unrelated, or whether committed or purely discretionary, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, together with interest, costs, expenses, attorneys’ fees and other fees and charges, whether or not any such indebtedness may be barred under any statute of limitations or may be otherwise unenforceable or voidable for any reason.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Acknowledgment:
Caption Headings. Caption headings in this Acknowledgment are for convenience purposes only and are not to be used to interpret or define the provisions of this Acknowledgment.
Governing Law. This Acknowledgment will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions. This Acknowledgment has been accepted by Lender in the State of Louisiana.
Severability. If any provision of this Acknowledgment is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Acknowledgment shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Acknowledgment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Acknowledgment, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Acknowledgment. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Acknowledgment shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.):
Borrower. The word “Borrower” means Planet Beach Franchising Corporation and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Event of Default. The words “Event of Default” mean any of the events of default set forth in this Acknowledgment in the default section of this Acknowledgment.
Grantor. The word “Grantor” means Planet Beach Franchising Corporation.
Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, in principal, interest, costs, expenses and attorneys’ fees and all other fees and charges together with all other indebtedness and costs and expenses for which Grantor is responsible under this Acknowledgment or under any of the Related Documents.
Lender. The word “Lender” means Capital One, National Association, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.
Mortgage. The word “Mortgage” means this Acknowledgment of Existing Multiple indebtedness Mortgage between Grantor and Lender.
Note. The word “Note” means the Note executed by Planet Beach Franchising Corporation in the principal amount of $907,141.49 dated March 9, 2007, together with all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the note or

ACKNOWLEDGMENT OF EXISTING MULTIPLE INDEBTEDNESS MORTGAGE
(Continued)	Page 2
credit agreement.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
     GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ACKNOWLEDGMENT AND AGREES TO ITS TERMS. THIS ACKNOWLEDGMENT IS DATED AS OF MARCH 9, 2007.

GRANTOR: PLANET BEACH FRANCHISING CORPORATION
By:	/s/ Stephen Paul Smith
Stephen Paul Smith, President of Planet Beach Franchising Corporation

LASER PRO Lending, Ver. 533.00.104 Geer. Harland Financial Solutions, Inc. 1997, 2007. All Rights Reserved. — LA \CERLPL1E62L.FC TR-340448 PR-128

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
		4/9/2027				510
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “*” has been omitted due to text length limitations.

Borrower:	Planet Beach Franchising Corporation	Lender:	Capital One, National Association
	(TIN: 72-1343492)	Attn:	Loan Administration Dept.
	5161 Taravella Road		313 Carondelet Street
	Marrero, LA 70072		New Orleans, LA 70130

Guarantor:	Stephen Paul Smith (SSN: ###-##-####)
920 Poeyfarre Street, Unit Phase 3
New Orleans, LA 70130

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Borrower’s Indebtedness or against any collateral securing the Borrower’s Indebtedness, this Guaranty or any other guaranty of the Borrower’s Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.
BORROWER’S INDEBTEDNESS. The words “Borrower’s Indebtedness” as used in this Guaranty mean all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, reasonable attorneys’ fees, arising from any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower individually or collectively or interchangeably with others, owes or will owe or incur in favor of Lender whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, secured or unsecured, and whether Borrower may be liable individually, jointly or solidarily with others, whether primarily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising, of every nature and kind whatsoever.
If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.
JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor’s obligations and liability under this Guaranty shall be on a “solidary” or “joint and several” basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Borrower’s Indebtedness. In the event that there is more than one Guarantor under this Guaranty, or in the event that there are other guarantors, endorsers or sureties of all or any portion of Borrower’s Indebtedness, Guarantor’s obligations and liability hereunder shall further be on a “solidary” or “joint and several” basis along with such other guarantors, endorsers and/or sureties.
CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE BORROWER’S INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.
DURATION OF GUARANTY. This Agreement and Guarantor’s obligations and liability hereunder shall remain in full force and effect until such time as this Agreement may be cancelled or otherwise terminated by Lender under a written cancellation instrument in favor of Guarantor (subject to the automatic reinstatement provisions hereinbelow). It is anticipated that fluctuations may occur in the aggregate amount of Borrower’s Indebtedness guaranteed under this Agreement and it is specifically acknowledged and agreed to by Guarantor that reductions in the amount of Borrower’s Indebtedness, even to zero ($0.00) dollars, prior to Lender’s written cancellation of this Agreement, shall not constitute or give rise to a termination of this Agreement.
CANCELLATION OF AGREEMENT; EFFECT. Unless otherwise indicated under such a written cancellation instrument, Lender’s agreement to terminate or otherwise cancel this Guaranty shall affect only, and shall be expressly limited to, Guarantor’s continuing obligations and liability to guarantee Borrower’s Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Guaranty for any and all of Borrower’s Indebtedness incurred, originated, extended, or committed to prior to the date of such a written cancellation instrument. Nothing under this Guaranty or under any other agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor’s obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor’s assets, income and financial resources in extending credit and other Indebtedness to and in favor of Borrower, and that to release Guarantor from Guarantor’s continuing obligations and liabilities under this Guaranty would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of Guarantor’s continuing obligations and liability under this Guaranty for any reason whatsoever as long as any of Borrower’s Indebtedness remains unpaid and outstanding, or otherwise.
OBLIGATIONS OF MARRIED PERSONS. If Guarantor is married, Guarantor hereby expressly agrees that recourse may be had against both Guarantor’s separate property and Guarantor’s community property for all Guarantor’s obligations Under this Guaranty.
DEFAULT. Should any event of default occur or exist under any of Borrower’s Indebtedness, Guarantor unconditionally and absolutely agrees to pay Lender the then unpaid amount of the Indebtedness of Borrower to Lender. Such payment or payments shall be made at Lender’s offices indicated above, immediately following demand by Lender.
GUARANTOR’S WAIVERS. Guarantor hereby waives:
(A) Notice of Lender’s acceptance of this Guaranty.
(B) Presentment for payment of Borrower’s Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.
(C) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower’s Indebtedness, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower’s Indebtedness, or notice of the creation of any new or additional Borrower’s Indebtedness subject to this Guaranty.
(D) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.
(E) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower’s Indebtedness.
(F) Any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, or any action in lieu of foreclosure.
(G) Any election of remedies by Lender that may destroy or impair Guarantor’s subrogation rights or Guarantor’s right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower’s Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower’s Indebtedness.
(H) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of Borrower’s Indebtedness.

COMMERCIAL GUARANTY
(Continued)
(I) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there is any outstanding Borrower’s Indebtedness which is barred by any applicable statute of limitations or prescriptive period.
Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.
GUARANTOR’S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (A) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower’s Indebtedness, or (B) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower’s Indebtedness, or (C) make any payment to Lender in total or partial satisfaction of Borrower’s obligations and liabilities under this Guaranty, or (D) if any of Borrower’s property is used to pay or satisfy any of Borrower’s Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower’s Indebtedness), whether Guarantor’s rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment. performance and satisfaction of Borrower’s Indebtedness that then remains, until such time as Borrower’s Indebtedness is fully paid and satisfied. In the event of Borrower’s insolvency or consequent liquidation of Borrower’s assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower’s Indebtedness that then remains. Guarantor hereby assigns to Lender all claims which it may have or acquire against Borrower or any assignee or trustee of Borrower in bankruptcy; provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower’s Indebtedness guaranteed under this Guaranty.
GUARANTOR’S RECEIPT OF PAYMENTS. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantor’s collection and/or reimbursement rights against Borrower (or against any other guarantor, surety or endorser of Borrower’s Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower’s Indebtedness that then remains is fully paid and satisfied. In the event that Guarantor should for any reason whatsoever receive any payment(s) from Borrower (or any other guarantor, surety or endorser of Borrower’s Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee) of such fact. Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, in trust for Lender. In the event that Guarantor should for any reason whatsoever receive any such funds from Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor’s deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor’s deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end and to secure Guarantor’s obligations under this Guaranty, Guarantor collaterally assigns and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor’s present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower’s Indebtedness).
DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor’s obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future indebtedness of Guarantor in favor of Lender (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Guarantor is granting Lender a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Guarantor further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Guarantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder against the unpaid balance of any and all other present and future obligations and indebtedness of Guarantor to Lender, in principal, interest, fees, costs, expenses, and attorneys’ fees.
ADDITIONAL COVENANTS. Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing any of Guarantor’s obligations or liabilities under this Guaranty:
(A) Make additional secured and/or unsecured loans to Borrower.
(B) Discharge, release or agree not to sue any party (including, but not limited to, Borrower or any other guarantor, surety, or endorser of Borrower’s Indebtedness), who is or may be liable to Lender for any of Borrower’s Indebtedness.
(C) Sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower’s Indebtedness.
(D) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of Borrower’s Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of Borrower’s Indebtedness.
(E) Settle or compromise any of Borrower’s Indebtedness.
(F) Subordinate and/or agree to subordinate the payment of all or any part of Borrower’s Indebtedness, or Lender’s security rights in any collateral directly or indirectly securing any such Borrower’s Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.
(G) Apply any payments and/or proceeds to any of Borrower’s Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower’s Indebtedness then remains unpaid.
(H) Take or accept any other collateral security or guaranty for any or all of Borrower’s Indebtedness.
(I) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower’s Indebtedness.
NO IMPAIRMENT OF GUARANTOR’S OBLIGATIONS. No course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower’s Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender’s rights and remedies under this Guaranty or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser), shall have the effect of impairing or releasing Guarantor’s obligations and liabilities to Lender, or of waiving any of Lender’s rights and remedies under this Guaranty or otherwise. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender’s other rights and remedies; it being Guarantor’s intent and agreement that Lender’s rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of Borrower’s Indebtedness, any waiver or forbearance on the part of Lender to pursue Lender’s available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.
NO RELEASE OF GUARANTOR. Guarantor’s obligations and liabilities under this Guaranty shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of any event, including without limitation any one or more of the following events:
(A) The death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower’s behalf), or of any other guarantor, surety or endorser of Borrower’s Indebtedness.
(B) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.
(C) Any dissolution of Borrower, or any sale, lease or transfer of all or any part of Borrower’s assets.
(D) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Guaranty.
AUTOMATIC REINSTATEMENT. This Guaranty and Guarantor’s obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, if a release or discharge has occurred, or if at any time, any payment or part thereof to Lender with respect to any of Borrower’s Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower’s Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower’s Indebtedness, any prior release or discharge from the terms of this Guaranty given to Guarantor shall be without effect, and this Guaranty and Guarantor’s obligations and liabilities hereunder shall automatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor’s obligations and liabilities hereunder shall not be discharged except by Guarantor’s full and complete performance and satisfaction of

COMMERCIAL GUARANTY
(Continued)
such obligations and liabilities; and then only to the extent of such performance.
REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that:
(A) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.
(B) Guarantor’s guarantee of Borrower’s Indebtedness and Guarantors execution, delivery and performance of this Guaranty are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.
(C) Guarantor has agreed and consented to execute this Guaranty and to guarantee Borrower’s Indebtedness in favor of Lender, at Borrower’s request and not at the request of Lender.
(D) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower’s Indebtedness.
(E) This Guaranty, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.
(F) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrower’s financial condition.
(G) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.
ADDITIONAL OBLIGATIONS OF GUARANTOR. So long as this Guaranty remains in effect, Guarantor will not, without Lender’s prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets. Guarantor further agrees to keep adequately informed of all facts, events and circumstances which might in any way affect Guarantor’s risks under this Guaranty without in any way relying upon Lender to advise Guarantor of the same. Lender shall have no obligation whatsoever to disclose to Guarantor any information acquired in the course of its relationship with Borrower or otherwise.
GUARANTOR’S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:
Annual Statements. As soon as available, but in no event later than thirty (30) days after the end of each fiscal year, Guarantor’s balance sheet and income statement for the year ended, prepared by Guarantor.
Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Guarantor.
All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.
TRANSFER OF INDEBTEDNESS. This Guaranty is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of all or any part of Borrower’s Indebtedness. This Guaranty shall be transferable and negotiable with the same force and effect and to the same extent as Borrower’s Indebtedness may be transferable; it being understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower’s Indebtedness, the holder of such Borrower’s Indebtedness shall have all of the rights and remedies granted to Lender under this Guaranty. Guarantor further agrees that, upon any transfer of all or any portion of Borrower’s Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Borrower’s Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Borrower’s Indebtedness, and such collateral shall secure any and all of Borrower’s Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.
CONSENT TO PARTICIPATION. Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of Borrower’s Indebtedness through sales of participation interests in Borrower’s Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of such transfers and assignments as may be provided under Louisiana law. Guarantor additionally agrees that the purchaser of a participation interest in Borrower’s Indebtedness will be considered as the absolute owner of a percentage interest of Borrower’s Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of such a participation interest. Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor’s obligations and liabilities under this Guaranty, irrespective of the failure or insolvency of Lender or any such purchaser.
NOTICES. Any notice provided in this Guaranty must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. mail, postage prepaid, addressed to the person to whom the notice is to be given at the address shown above or at such other addresses as any party may designate to the other in writing. If there is more than one Guarantor under this Guaranty, notice to any Guarantor shall constitute notice to all Guarantors.
ADDITIONAL GUARANTIES. Guarantor recognizes and agrees that Guarantor may have previously granted, and may in the future grant one or more additional guaranties of Borrower’s Indebtedness and obligations in favor of Lender. Should this occur, the execution of this Guaranty and any additional guaranties on Guarantor’s part will not be construed as a cancellation of this Guaranty or any of Guarantor’s additional guaranties; it being Guarantor’s full intent and agreement that all of Guarantor’s guaranties of Borrower’s Indebtedness and obligations in favor of Lender, shall remain in full force and shall be cumulative in nature and effect.
CONFLICT. In the event of a conflict herein between the definitions of the word Indebtedness set forth in the INDEBTEDNESS GUARANTEED and DEFINITIONS/Indebtedness sections of this Guaranty, I agree that the INDEBTEDNESS GUARANTEED section shall control.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:
Amendments. No amendment, modification, consent or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.
Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees in an amount not exceeding 25.000% of the amount due under this Guaranty and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees in an amount not exceeding 25.000% of the amount due under this Guaranty and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees in an amount not exceeding 25.000% of the amount due under this Guaranty and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.
Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of Louisiana.
No Oral Agreements. This Guaranty is the final expression of the agreement between Lender and Guarantor and may not be contradicted by evidence of any prior oral agreement or of a contemporaneous agreement between Lender and Guarantor.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, to such such provision shall be fully severable. This Guaranty shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such

COMMERCIAL GUARANTY
(Continued)
illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Guaranty, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.
Successors and Assigns Bound. Guarantor’s obligations and liabilities under this Guaranty shall be binding upon Guarantor’s successors, heirs, legatees, devisees, administrators, executors and assigns.
Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.):
Borrower. The word “Borrower” means Planet Beach Franchising Corporation and includes all co-signers and co-makers signing the Note and all their successors and assigns.
GAAP. The word “GAAP” means generally accepted accounting principles.
Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Stephen Paul Smith, and in each case, any signer’s successors and assigns.
Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.
Borrower’s Indebtedness. The words “Borrower’s Indebtedness” mean Borrower’s indebtedness to Lender as more particularly described in this Guaranty.
Lender. The word “Lender” means Capital One, National Association, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.
Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions of and for promissory notes or credit agreements.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Borrower’s Indebtedness.
EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. GUARANTY IS DATED MARCH 9, 2007.

GUARANTOR:

X	/s/ Stephen Paul Smith Stephen Paul Smith
LASER PRO Lending. Ver. 5.33.00.104 Copr. Harland Financial Solutions, Inc. 1997, 2007. All Rights Reserved. • LA c1CFKLPUE20.FC TR-34044B PR-12B

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$907,141 A		4/9/2027				510
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item
Any item above containing “*” has been omitted due to text length limitations.

Borrower:	Planet Beach Franchising Corporation	Lender:	Capital One, National Association
	(TIN: 72-1343492)		Attn: Loan Administration Dept.
	5161 Taravella Road		313 Carondetet Street
	Marrero, LA 70072		New Orleans, LA 70130

Guarantor:	Richard Juka (SSN ###-##-####)
3625 Lake Providence
Harvey, LA 70058

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Borrower’s Indebtedness or against any collateral securing the Borrowers Indebtedness, this Guaranty or any other guaranty of the Borrower’s Indebtedness Guarantor will make any payments to Lender or its order on demand, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.
BORROWER’S INDEBTEDNESS. The words “Borrower’s Indebtedness” as used in this Guaranty mean at of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, reasonable attorneys’ fees, arising from any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower individually or collectively or interchangeably with others, owes or will owe or incur in favor of Lender whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, secured or unsecured, and whether Borrower may be liable individually, jointly or solidarily with others, whether primarily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising of every nature and kind whatsoever.
If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lenders rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.
JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor’s obligations and liability under this Guaranty shall be on a “solider),” or “joint and several” basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Borrowers Indebtedness. In the event that there is more than one Guarantor under this Guaranty, or in the event that there are other guarantors, endorsers or sureties of all or any portion of Borrowers Indebtedness, Guarantor’s obligations and liability hereunder shall further be on a “solidary” or “joint and severer basis along with such other guarantors, endorsers and/or sureties.
CONTINUING GUARANTY THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS ACCORDINGLY. ANY PAYMENTS MADE ON THE BORROWER’S INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.
DURATION OF GUARANTY This Agreement and Guarantor’s obligations and liability hereunder shall remain in full force and effect until such time as this Agreement may be cancelled or otherwise terminated by Lender under a written cancellation instrument in favor of Guarantor (subject to the automatic reinstatement provisions hereinbelow). It is anticipated that fluctuations may occur in the aggregate amount of Borrower’s Indebtedness guaranteed under this Agreement and it is specifically acknowledged and agreed to by Guarantor that reductions in the amount of Borrower’s Indebtedness, even to zero ($0 00) dollars, poor to Lenders written cancellation of this Agreement, shall not constitute or give rise to a termination of this Agreement.
CANCELLATION OF AGREEMENT, EFFECT Unless otherwise indicated under such a written cancellation instrument, Lender’s agreement to terminate or otherwise cancel this Guaranty shall affect only, and shall be expressly limited to, Guarantor’s continuing obligations and liability to guarantee Borrower’s Indebtedness incurred, originated and/or extended (without poor commitment) after the date of such a written cancellation instrument, with Guarantor remaining fully obligated and liable under this Guaranty for any and all of Borrower’s Indebtedness incurred, originated, extended, or committed to prior to the date of such a written cancellation instrument. Nothing under this Guaranty or under any other agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate. Lender to agree to the subsequent termination or cancellation of Guarantor’s obligations and liability hereunder, it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor’s assets, income and financial resources in extending credit and other Indebtedness to and in favor of Borrower, and that to release Guarantor from Guarantors continuing obligations and liabilities under this Guaranty would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of Guarantor’s continuing obligations and liability under this Guaranty for any reason whatsoever as long as any of Borrowers Indebtedness remains unpaid and outstanding, or otherwise.
OBLIGATIONS OF MARRIED PERSONS. If Guarantor is named, Guarantor hereby expressly agrees that recourse may be had against both Guarantor’s separate property and Guarantor’s community property for all Guarantor’s obligations under this Guaranty.
DEFAULT. Should any event of default occur or exist under any of Borrower’s Indebtedness, Guarantor unconditionally and absolutely agrees to pay Lender the then unpaid amount of the Indebtedness of Borrower to Lender Such payment or payments shall be made at Lender’s offices indicated above, immediately following demand by Lender.
GUARANTOR’S WAIVERS Guarantor hereby waives.
(A) Notice of Lender’s acceptance of this Guaranty
(B) Presentment for payment of Borrower’s Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.
(C) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower’s Indebtedness, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower’s Indebtedness, or notice of the creation of any new or additional Borrowers Indebtedness subject to this Guaranty.
(D) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.
(E) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower’s Indebtedness.
(F) Any one action or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, or any action in lieu of foreclosure.
(G) Any election of remedies by Lender that may destroy or impair Guarantor’s subrogation rights or Guarantor’s right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower’s Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower’s Indebtedness.
(H) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of Borrower’s Indebtedness.

COMMERCIAL GUARANTY (Continued)	Page 20
(I) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there is any outstanding Borrower’s Indebtedness which is barred by any applicable statute of limitations or prescriptive period.
Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.
GUARANTOR’S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (A) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower’s Indebtedness, or (B) make any payment(s) to Lender or others for and on behalf of Borrower under Borrowers Indebtedness, or (C) make any payment to Lender in total or partial satisfaction of Borrower’s obligations and liabilities under this Guaranty, or (D) if any of Borrower’s property is used to pay or satisfy any of Borrower’s Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower’s Indebtedness), whether Guarantor’s rights of collection or reimbursement are by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower’s Indebtedness that then remains, until such time as Borrower’s Indebtedness is fully paid and satisfied In the event of Borrower’s insolvency or consequent liquidation of Borrower’s assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower’s Indebtedness that then remains. Guarantor hereby assigns to Lender all claims which it may have or acquire against Borrower or any assignee or trustee of Borrower in bankruptcy, provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower’s Indebtedness guaranteed under this Guaranty.
GUARANTOR’S RECEIPT OF PAYMENTS. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantor’s collection and/or reimbursement rights against Borrower (or against any other guarantor, surety or endorser of Borrower’s Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrowers Indebtedness that then remains is fully paid and satisfied. In the event that Guarantor should for any reason whatsoever receive any payment(s) from Borrower (or any other guarantor, surety or endorser of Borrower’s Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee) of such fact Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, in trust for Lender In the event that Guarantor should for any reason whatsoever receive any such funds from Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor’s deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor’s deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end and to secure Guarantor’s obligations under this Guaranty, Guarantor collaterally assigns and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor’s present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower’s Indebtedness).
DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor’s obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future indebtedness of Guarantor in favor of Lender (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Guarantor is granting Lender a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension and other tax-deferred deposits) Guarantor further agrees that, to the extent permitted by law. Lender may at any time apply any funds that Guarantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder against the unpaid balance of any and all other present and future obligations and indebtedness of Guarantor to Lender, in principal, interest, fees, costs, expenses, and attorneys’ fees.
ADDITIONAL COVENANTS Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing any of Guarantor’s obligations or liabilities under this Guaranty.
(A) Make additional secured and/or unsecured loans to Borrower.
(B) Discharge release or agree not to sue any party (including, but not limited to. Borrower or any other guarantor, surety, or endorser of Borrower’s Indebtedness), who is or may be liable to Lender for any of Borrower’s Indebtedness.
(C) Sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower’s Indebtedness.
(D) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of Borrower’s Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of Borrower’s Indebtedness.
(E) Settle or compromise any of Borrower’s Indebtedness.
(F) Subordinate and/or agree to subordinate the payment of all or any part of Borrower’s Indebtedness or Lender’s security rights in any collateral directly or indirectly securing any such Borrowers Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.
(G) Apply any payments and/or proceeds to any of Borrower’s Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower’s Indebtedness then remains unpaid.
(H) Take or accept any other collateral security or guaranty for any or all of Borrower’s Indebtedness.
(I) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower’s Indebtedness.
NO IMPAIRMENT OF GUARANTOR’S OBLIGATIONS. No course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower’s Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender’s rights and remedies under this Guaranty or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser), shall have the effect of impairing or releasing Guarantor’s obligations and liabilities to Lender, or of waiving any of Lender’s rights and remedies under this Guaranty or otherwise Any partial exercise of any rights and remedies granted to Lender shall furthermore riot constitute a waiver of any of Lender’s other rights and remedies, it being Guarantor’s intent and agreement that Lenders rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of Borrower’s Indebtedness, any waiver or forbearance on the part of Lender to pursue Lender’s available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.
     NO RELEASE OF GUARANTOR. Guarantor’s obligations and liabilities under this Guaranty shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of any event, including without limitation any one or more of the following events.
(A) The death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower’s behalf), or of any other guarantor, surety or endorser of Borrower’s Indebtedness.
(B) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.
(C) Any dissolution of Borrower, or any sale, lease or transfer of all or any part of Borrower’s assets.
(D) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Guaranty.
AUTOMATIC REINSTATEMENT. This Guaranty and Guarantor’s obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, if a release or discharge has occurred, or if at any time, any payment or part thereof to Lender with respect to any of Borrower’s Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower’s Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower’s Indebtedness, any prior release or discharge from the terms of this Guaranty given to Guarantor shall be without effect, and this Guaranty and Guarantor’s obligations and liabilities hereunder shall automatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor’s obligations and liabilities hereunder shall not be discharged except by Guarantor’s full and complete performance and satisfaction of

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such obligations and liabilities, and then only to the extent of such performance
REPRESENTATIONS AND WARRANTIES BY GUARANTOR Guarantor represents and warrants that
(A) Guarantor has the lawful power to own as properties and to engage in its business as presently conducted
(B) Guarantor’s guarantee of Borrowers Indebtedness and Guarantor’s execution, delivery and performance of this Guaranty are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or its property may be bound
(C) Guarantor has agreed and consented to execute this Guaranty and to guarantee Borrowers Indebtedness in favor of Lender, at Borrowers request and not at the request of Lender
(D) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrowers Indebtedness
(E) This Guaranty, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms
(F) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrowers financial condition
(G) Lender has made no representations to Guarantor as to the creditworthiness of Borrower
ADDITIONAL OBLIGATIONS OF GUARANTOR So long as this Guaranty remains in effect, Guarantor will not, without Lender’s prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets Guarantor further agrees to keep adequately informed of all facts, events and circumstances which might in any way affect Guarantor’s risks under this Guaranty without in any way relying upon Lender to advise Guarantor of the same Lender shall have no obligation whatsoever to disclose to Guarantor any information acquired in the course of its relationship with Borrower or otherwise
GUARANTOR’S FINANCIAL STATEMENTS Guarantor agrees to furnish Lender with the following
Annual Statements AS Soon as available, but in no event later than thirty (30) days after the end of each fiscal year, Guarantor’s balance sheet and income statement for the year ended, prepared by Guarantor
Tax Returns As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Guarantor
All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct
TRANSFER OF INDEBTEDNESS This Guaranty is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of all or any part of Borrower’s Indebtedness This Guaranty shall be transferrable and negotiable with the same force and effect and to the same extent as Borrower’s Indebtedness may be transferrable, it being understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower’s Indebtedness. the holder of such Borrower’s Indebtedness shall have all of the rights and remedies granted to Lender under this Guaranty Guarantor further agrees that, upon any transfer of all or any portion of Borrower’s Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Borrower’s Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Borrower’s Indebtedness, and such collateral shall secure any and all of Borrower’s Indebtedness in favor of such a transferee Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral
CONSENT TO PARTICIPATION Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of Borrower’s Indebtedness through sales of participation interests in Borrower’s indebtedness to one or more third party lenders Guarantor specifically agrees and consents to all such transfers arid assignments and Guarantor further waives any subsequent notice of such transfers and assignments as may be provided under Louisiana law Guarantor additionally agrees that the purchaser of a participation interest in Borrower’s Indebtedness will be considered as the absolute owner of a percentage interest of Borrower’s Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of such a participation interest Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor’s obligations and liabilities under this Guaranty, irrespective of the failure or insolvency of Lender or any such purchaser
NOTICES Any notice provided in this Guaranty must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. mail, postage prepaid, addressed to the person to whom the notice is to be given at the address shown above or at such other addresses as any party may designate to the other in writing If there Is more than one Guarantor under this Guaranty, notice to any Guarantor shall constitute notice to all Guarantors
ADDITIONAL GUARANTIES Guarantor recognizes and agrees that Guarantor may have previously granted, and may in the future grant one or more additional guaranties of Borrowers Indebtedness and obligations in favor of Lender Should this occur, the execution of this Guaranty and any additional guaranties on Guarantor’s part will not be construed as a cancellation of this Guaranty or any of Guarantor’s additional guaranties, it being Guarantor’s full intent and agreement that all of Guarantor’s guaranties of Borrower’s Indebtedness and obligations in favor of Lender, shall remain in full force and shall be cumulative in nature and effect
CONFLICT In the event of a conflict herein between the definitions of the word Indebtedness set forth in the INDEBTEDNESS GUARANTEED and DEFINITIONS/Indebtedness sections of this Guaranty. I agree that the INDEBTEDNESS GUARANTEED section shall control
MISCELLANEOUS PROVISIONS The following miscellaneous provisions are a part of this Guaranty
Amendments No amendment, modification, consent or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given
Attorneys’ Fees, Expenses Guarantor agrees to pay upon demand all of Lenders costs and expenses, including Lender’s reasonable attorneys’ fees in an amount not exceeding 25 000% of the amount due under this Guaranty and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement Costs and expenses include Lender’s reasonable attorneys’ fees in an amount not exceeding 25 000% of the amount due under this Guaranty and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees in an amount not exceeding 25 000% of the amount due under this Guaranty and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated posteudgment collection services Guarantor also shall pay all court costs and such additional fees as may be directed by the court
Caption Headings Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty
Governing Law This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions This Guaranty has been accepted by Lender in the State of Louisiana
No Oral Agreements This Guaranty is the final expression of the agreement between Lender and Guarantor and may not be contradicted by evidence of any prior oral agreement or of a contemporaneous agreement between Lender and Guarantor
No Waiver by Lender Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender
Severability If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable This Guaranty shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Guaranty, a provision as similar in terms to such

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illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable
Successors and Assigns Bound. Guarantor’s obligations and liabilities under this Guaranty shall be binding upon Guarantor’s successors, heirs, legatees, devisees, administrators, executors and assigns
Waive Jury Lender and Guarantor hereby waive the right to any Jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.
DEFINITIONS The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La R S 10 9-101, et seq )
Borrower The word “Borrower” means Planet Beach Franchising Corporation and includes all co-signers and co-makers signing the Note and all their successors and assigns.
GAAP. The word “GAAP” means generally accepted accounting principles.
Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Richard Juka, and in each case, any signer’s successors and assigns.
Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.
Borrower’s Indebtedness. The words “Borrower’s Indebtedness” mean Borrower’s indebtedness to Lender as more particularly described in this Guaranty.
Lender. The word “Lender” means Capital One, National Association, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.
Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions of and for promissory notes or credit agreements.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Borrower’s Indebtedness
EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH RAIN THE SECTION TITLED “ ORATION OF GUARANTY” NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MARCH 9, 2007.

GUARANTOR:
/s/ Richard Juka
Richard Juka